Exhibit 99.1

Powering Sustainability

Quantum Fuel Systems Technologies Inc.

[Graphic Appears Here]

March, 2012

NASDAQ: QTWW

Forward-Looking Statements

All statements included in this presentation and any documents incorporated herein by reference, other than statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Examples of forward-looking statements include, but are not limited to, statements regarding our expectation that we will be able to raise a sufficient level of debt or equity capital to fund our operations, our belief that our current operating plan will allow us to achieve profitability, our expectations of future revenue, expenses, gross margin and operating profit (loss), the level of growth in the hybrid, plug-in hybrid and fuel cell and alternative fuel industries, when our Q-Drive powertrain architecture and other products and technologies will be commercialized, our plans to develop new lower cost technologies, when Fisker Automotive will go to production, the number of vehicles that Fisker Automotive expects to sell, our belief that we will be a supplier to Fisker Automotive on a long-term basis, our expectation of liquidity requirements to fund our operations and debt, our intentions to commission a solar manufacturing facility in southern California, our expectation that the US, state and local governments will continue to support the advancement of alternative fuel technologies through loans, grants and tax credits, our belief that we have a competitive advantage over our competitors, our intentions to support the growth of our subsidiary, Schneider Power, Inc., and our German affiliate, Asola, our and Asola’s intentions to establish joint development programs and strategic alliances with leaders in the alternative energy industry, our relationship with General Motors and the impact such relationship will have on our ability to develop our products, the impact that new accounting pronouncements will have on our financial statements, and the effect that an adverse result in Asola’s dispute with its solar cell supplier could have on our financial statements.

Forward-looking statements can generally be identified by words such as “may,”“could,”“will,”“should,”“assume,”“expect,”

“anticipate,”“plan,”“intend,”“believe,”“predict,”“estimate,”“forecast,”“outlook,”“potential,” or “continue,” or the negative of these terms, and other comparable terminology. Although we believe the expectations and intentions reflected in our forward-looking statements are reasonable, we cannot assure you that these expectations and intentions will prove to be correct. Various risks and other factors, including those identified in the “RiskFactors” section of our Annual Report on Form 10-K and our other SEC filings could cause actual results, and actual events that occur, to differ materially from those contemplated by the forward looking statements.

Many of the risk factors are beyond our ability to control or predict. You should not unduly rely on any of our forward-looking statements. These statements are made only as of this presentation. Except as required by law, we are not obligated to publicly release any revisions to these forward-looking statements to reflect future events or developments.

Offering Summary

Issuer: Quantum Fuel Systems Technologies Worldwide, Inc.

Ticker / Exchange: QTWW/Nasdaq

Offering Size: $12 million

Over-Allotment Option: 15%

Closing Share Price (03/08/12): $1.03

Shares Outstanding: 26.7 million

Market Capitalization (03/08/12): $27.5 million

Lock–ups 90 days

Use of Proceeds: Repay indebtedness and general corporate purposes including working capital

Expected Pricing: Week of March 12th, 2012

Sole Bookrunner: Roth Capital Partners

Co-Manager: Merriman Capital, Inc.

Who We Are

A Leader in Natural Gas Fuel Storage

Proprietary ultra-lightweight technology?Lightest carbon fiber tanks in the industry

?20,000+ natural gas systems supplied since 1997?Supplies advanced hydrogen systems

Leading Developer of Electric Mobility Solutions

Plug-in hybrid electric vehicles (PHEV)?Hybrid/electric vehicles ?Fuel cell electric vehicles (FCEV)

Proprietary Clean Propulsion Technologies

Vehicle control system software strategies

Meet tough new fuel economy/emission regulations

Q-Drive—Fisker

F-Drive—Ford F150?Q-Force –Military

Fully-Integrated Engineering Capability

Integration of advanced fuel systems, electric drive?Complete vehicles and Tier-1 capability

Key Investment Considerations

Fisker Karma PHEV • In production

• Shipped 3,500 systems to-date

• $24 million in new contracts

Leader in Natural Gas (CNG) • $5 million order for ultra-light-weight carbon composite natural gas fuel storage systems

Leader in Hydrogen Storage (H2) • $17 million in new H2 tank system contracts; GM, Daimler,

Honda & others

PHEV F-150 Program • $14 million in new contracts (Florida Light & Power, Dow

Chemical)

Renewable Energy • World-leading automotive solar roof

• Pipeline of company-owned wind/solar energy projects

• Pursuing strategic opportunities

Strong intellectual property portfolio • 22 issued U.S. and foreign patents

• 26 pending U.S. and foreign patents

• Proprietary Processes/Know

Improving financial metrics • Strong revenue growth

• New key multi-year programs

Experienced management team • Over 100 combined years of experience in the business

• Primarily OEM for use by consumers and commercial/government fleets

• Since 1997, have sold approximately 20,000 alternative fuel systems to GM

• GM is one of the original shareholders, since 2002

Plug-in series hybrid drive system

• Design features:

– Improve vehicle fuel economy and performance

– Leverage existing gas refueling infrastructure

– Utilize home-based battery charging

• Integrated into

– Long term exclusive supply agreement with Fisker

– Supplied 3,500 systems to-date at approximately $4K per unit

• We believe there is significant commercial opportunity for the Q-Drive

– Fisker demonstrates technical feasibility and fuel economy advantages

– Strong relationship with Fisker

– Quantum co-founded Fisker Automotive and retains equity position in Fisker

• The plug-in hybrid control systems software developed by Quantum contains millions of lines of code and embedded models.

Fisker Automotive

• Key parts in the Q-Drive system for the Fisker Karma include the following:

o Hybrid controller and controller software

o On board charger

o DC-DC converter

o Solar roofs

Packaged systems are priced by volume ranging from: $3,200—$4,100

• Quantum is a co-founder and remains an equity holder in Fisker Automotive

F-Drive

• Quantum Gen 2.0 PHEV Drive System

• Directed at lower cost, light duty fleet/commercial & government vehicles

• Specifically designed for a PHEV of the Ford F-150 pickup truck

o One of the highest volume selling fleet vehicles in America

o Over 500,000 F-150s are sold each year

• Pipeline

o Florida Light & Power—$9MM contract

• Delivery of 200+ vehicles over 2012-2014

• Attractive gross margins

o Dow Chemical—$5MM contract

• Delivery of 100+ vehicles over 2012-2013

• Attractive gross margins

o Potential orders: 1,000+ vehicles in next 2 years

QUANTUM TECHNOLOGIES
EV and *Q-Force*

US Postal Service Battery Electric Program


www.usps.com
UNITED STATES POSTAL SERVICE

USPS selected Quantum to participate in a feasibility study on its postal service vehicle

- Prototype vehicle delivered in October 2010.
- Differentiating design includes an optional solar roof. A solar roof adds the vehicle to grid opportunity as USPS vehicles are parked in a single location for ~16 hours/day.
- Addressable Market: 142,000 USPS vehicles – Quantity of vehicles to be converted and gross margins are unknown
- Significant potential; Still need to win the business. Quantum has "foot in the door"
- Prior Experience in working with USPS - CNG

US Army Program


Aggressor

Quantum designed, developed, and shipped diesel electric hybrid vehicles to the U.S Army

- Developed the CERV (Clandestine Extended Range Vehicle), a hybrid electric vehicle incorporates the Q-Force technology, designed for reconnaissance.
- The CERV was showcased at the All American Bowl, one of the ARMY's biggest recruiting events, and at the Chicago Autoshow.
- Significant potential; Still need to win the business. Quantum has "foot in the door"

10

Natural Gas Fuel Systems—Differentiation

• World leader in ultra-light weight carbon composite Natural Gas storage systems

o Light-weight (70% lighter than competing

metal tanks)

o Light-weight tanks allow faster, easier installation, savings in fuel and maintenance costs and improved payload capacity

o High capacity (30% more than many competing tanks)

o Quantum makes some of the largest diameter tanks suitable for truck fleets

• Strength of Experience

o 20,000 natural gas systems delivered since 1997

o Most optimized in the industry –result of years of development under Department of Energy sponsorship and Boeing collaboration

Natural Gas Fuel Systems—Differentiation

Tank Type Weight per Weight

Liter* Reduction

Type 1—CrMo Steel 0.80 kg -

Type 1—Modified CrMo Steel 0.72 kg -10%

Type 2—Steel & Glass Fiber 0.68 kg -15%

Type 2—Steel & Carbon Fiber 0.52 kg -35%

Type 3—Steel & Carbon Fiber 0.41 kg -48%

Type 3—Aluminum & Carbon Fiber 0.50 kg -38%

Type 4—Polymer & Glass/Carbon 0.33 kg -59%

Type 4 –QUANTUM 0.24 kg -70%

* Based on approximately 140 L tanks

Quantum Type 4 CNG Tank Technology is the Lightest in the Industry

Natural Gas Fuel Systems—Differentiation

Quantum Metallic

Tank Tank

CNG Tank 200 kg 750 kg.

Fuel 185 kg. 185 kg.

Brackets 50 kg. 100 kg.

Reinforcement N/A 75 kg.

Total Weight: 435 kg 1110 kg

Lighter tanks lead to:

• Increased payload capacity

• Reduced wear and tear

• Improved fuel efficiency

• Better vehicle handling

Natural Gas Fuel Systems—Customers

• Focused on Fleet Applications

• End users

o OEMs: Freightliner, Kenworth, Peterbilt and Navistar

o Fleets: Coca-Cola, Pepsi, Walmart, Waste Management, Chesapeake Energy

Natural Gas Vehicle Fuel Systems –Market Opportunity

NGV Market Drivers

•Vast Domestic Source; 750 Trillion cubic feet of shale gas discovered as of January 2009 (100-year supply base) [US Energy Information Admin]

•Natural gas is a clean, low-carbon fuel o 25% less green house gases (GHG) o 90% reduction in particulate matter

• Lower cost vs. gasoline and diesel (up to $2.75/gal price differential)

• According to Frost & Sullivan, 8% of Class 6-8 vehicles (~30,000) will run on natural gas by 2017

• According to GM, 20% of all vehicles could be NGVs by 2030

Plug-In Hybrids –Market Opportunity

PHEV Market Drivers

•Electricity prices remain stable; spare capacity exists during off-peak hours

•Supports without compromising range

•Reduced cost of fuel and reduced maintenance costs

•Government policy and incentives

Light Duty Vehicle Sales by Technology Type (Energy Information Agency, 2010)

US PHEV Sales Projection by National Fleet Electrification Conf (2012)

Fleet Vehicles

Recent Contract Awards

Potential Revenue Customer Program

$19 MM Fisker Automotive Production Program for PHEV Karma Series

$5 MM Fisker Automotive Engineering Development

$19 MM Major Global OEM Production Program

$11 MM General Motors Advanced Ultra-Lightweight Hydrogen Storage Systems

$ Confidential Daimler/Mercedes Advanced Ultra-Lightweight Hydrogen Storage Systems

$ Confidential Honda Motors Advanced Ultra-Lightweight Hydrogen Storage Systems

$5 MM Agility, Westport etc. Advanced Ultra-Lightweight CNG Storage Systems

[Graphic Appears Here]

Development Programs—Natural Gas Vehicles

CNG Program—$19MM Contract

• Contract to develop natural gas vehicle for major global OEM

• OEM quality –rigorously tested for safety and durability

• Major government, commercial and private fleet potential

Contract with Daimler

Contract to develop advanced hydrogen systems

GM Fuel Cell Vehicle —$11MM Contract

• Contract to develop next generation hydrogen system for GM

• GM’s Equinox with Quantum’s completed 1+ million miles of real world driving

Contract with Honda

??Contract for hydrogen storage evaluation

Renewable Energy

Solar

• 25% ownership of Asola (Germany)

• World’s largest continuous-formed glass solar roof panel on a car, for Fisker Karma

• Integral part of e-mobility energy strategy

• Residential, Commercial and Building Integrated solar panels

Wind

• 100% ownership of Schneider Power (Canada)

• Develops, builds and operates wind and solar

electricity generation facilities

• Backed by Schneider

experience in renewable energy

Competitive Advantages

Key Patents in Core Competencies

• Natural gas and hydrogen storage / metering

• Hybrid electric propulsion technologies

Significant barriers to entry for competitors

• Existing industry relationships

• Patented and proprietary proven technology platforms

• Established team of professionals with industry-specific knowledge and strong Tier-1 experience

Intellectual Capital

• World-leading experts in ultra-lightweight carbon composite natural gas and hydrogen storage systems;

material/design/process knowhow

• Extensive and exclusive experience in advanced vehicle control software for hybrids, plug-in hybrids and calibration/emission control

• Extensive Tier 1 experience in all aspects of vehicle design –mechanical integration, validation, certification

• Effective combination of Ph.D. scientists, experienced engineers and technicians.

Proprietary Manufacturing Methodologies

• Advanced polymeric liners for natural gas and hydrogen

• High-precision carbon fiber construction

Ongoing R&D Keeps Company at the Industry Forefront

• Core IP resides with the company; customers pay for and receive rights for application-specific products and software

U.S. & Foreign Patents

• 22 Issued

• 26 Pending

QUANTUM TECHNOLOGIES

Experienced Management Team

Dale L. Rasmussen, Chairman of the Board
- Member of the Board of Directors since 2000; Chairman since 2002
- Over 25 years of experience in the alternative fuels industry, SVP of $200 million alternative energy equipment company
- Former Chairman of the Board 2007-2010, Fisker Automotive
- Instrumental in raising over half a billion in equity financing since 1996

Alan P. Niedzwiecki, President & CEO
- President and CEO since Aug 2002
- "Entrepreneur of the Year" – Orange County Business Journal (March 2009)
- Over 25 years of experience in the alternative fuels industry
- Co-inventor of key Quantum Technologies – Ultra light weight carbon composite energy storage tank technology
- Co-Founder Fisker Automotive and Founding Director 2007 through 2010
- H2 Vision and Roadmap through 2020 – United States Government
- CalSTART Board Member

W. Brian Olson, Chief Financial Officer
- CFO and Treasurer since August 2002
- Over 15 years of experience in the alternative fuels industry
- Prior experience – CFO of $200 Million alternative energy equipment company
- Certified Management Accountant

Dr. Neel Sirosh, Chief Technology Officer
- CTO since 2005; Director of Advanced Technology since 1997
- 20 years of experience in the alternative fuels industry
- 7 patents, Co-author of 2 books on clean energy; 35 papers/conference presentations

David Mazaika, Chief Operating Officer
- Over 14 years of experience in hybrid vehicle development
- Co-founder of the ISE Corporation and recipient of CALSTART's "Blue Sky Award" (1997)
- COO since December 2008

Volker Amelung, Managing Director Business Development
- Former President & CEO of EDAG North America
- 24 years of experience in the automotive industry
- Strong Expertise with Global Automotive OEM's

Paul Rivera, Managing Director, Strategic Development
- Former COO of TWS Worldwide/American AutoHaus, Germany
- 20 years of experience in the automotive and aerospace industries
- Strong Relationships with Global Automotive OEM's

21

Financial Overview

Financial Overview –Pro Forma Income Statement

Financial Highlights

• Product Sales has increased

nearly 6-fold

• Total revenue has increased

133% YOY

• CY2011 Revenues approx.

$34.0 million

Pro Forma and Unaudited

($ in Thousands) Eight Months Eight Months

Ended Ended

Dec. 31, 2010 Dec. 31, 2011

Revenue:

Product Sales $ 2,114 $ 15,052

Contract Revenue 8,401 9,426

Total Revenue 10,515 24,478

Costs & Expenses

Cost of Product 1,940 10,757

Research & Development 11,256 10,312

Selling, General & Admin. 9,722 11,351

Amortization & Impairment 281 27,431

Total Operating Expenses 23,199 59,851

Loss from Operations(12,684)(35,373)

Interest Expense 2,330 4,298

Other Income/Expense (Net) 8,547 1,160

EBT(6,467)(38,511)

Income Tax Benefit/ (Provision)(59) 14

Net Loss $(6,526) $(38,497)

Financial Overview –Balance Sheet Information

($ in Thousands)

April 30, December 31,

Balance Sheet Information 2011 2011

Cash $ 2,776 $ 3,798

Working Capital (Deficit)(22,137)(3,542)

Total Assets 71,970 44,453

Debt

Principal & Interest 18,734 12,761

Derivatives

Current 4,322 953

Non-Current 56 543

Total Equity 38,578 25,573

Financial Overview –Use of Proceeds

($ in Millions)

Amount

Capital raise, net of fees $ 11.0

Repayment of debt(3.8)

Operations / Strategic Acquisitions(4.2)

Working capital (CNG/Fisker)(3.0)

$ 0.0

Financial Overview –Pro Forma Capitalization

($ in Millions) Dec. 31, Proposed Pro-Forma as

2011 Transaction Adjusted

Cash $ 3.8 $ 7.2 $ 11.0

Debt principal and accrued interest 12.8(3.8) 9.0

Equity:

Preferred Stock——

Series B Common Stock——

Common Stock 0.5 0.2 0.7

Additional Paid-in-Capital 447.7 10.8 458.5

Accumulated Deficit(421.5) -(421.5)

Net Capitalization $ 39.5 $ 7.2 $ 46.7

Shares Outstanding:

(# in Millions) Dec. 31, Proposed Pro-Forma as

2011 Transaction Adjusted

Common Stock 26.6 12.0 38.6

Common Stock Options (w/a strike = $16.08)*——

Common Stock Warrants (w/a strike = $5.94)* 0.2—0.2

Convertible Debt (into Common Stock) 3.3(1.9) 1.4

Term Debt (payable in Common Stock) 1.2—1.2

Fully-Diluted Shares Outstanding 31.3 10.1 41.4

*Shares issuable that are in the money (assuming $1.00 share price)

Key Investment Considerations

Fisker Karma PHEV • In production

• Shipped 3,500 systems to-date

• $24 million in new contracts

Leader in Natural Gas (CNG) • $5 million order for ultra-light-weight carbon composite natural gas fuel storage systems

Leader in Hydrogen Storage (H2) • $17 million in new H2 tank system contracts; GM, Daimler,

Honda & others

PHEV F-150 Program • $14 million in new contracts (Florida Light & Power, Dow

Chemical)

Renewable Energy • World-leading automotive solar roof

• Pipeline of company-owned wind/solar energy projects

• Pursuing strategic opportunities

Strong intellectual property portfolio • 22 issued U.S. and foreign patents

• 26 pending U.S. and foreign patents

• Proprietary Processes/Know

Improving financial metrics • Strong revenue growth

• New key multi-year programs

Experienced management team • Over 100 combined years of experience in the business

Q & A